SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          November 1, 2000


                      AIRPORT SYSTEMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


              KANSAS                     0-22760              48-1099142
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


11300 West 89th Street, Overland Park, Kansas                  66214
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code     (913)-495-2614


                                 Not applicable
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         (Former name or former address, if changed since last report)







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Item 5.           Other Events

On November 1, 2000, Airport Systems International, Inc. announced that it has implemented its previously announced plan to rename the company Elecsys Corporation. The implementation of this name change includes the establishment of the wholly owned subsidiaries Airport Systems International, Inc. and DCI, Inc.

Forward Looking Comments

The discussions set forth in this Form 8-K may contain forward-looking comments based on current expectations that involve a number of risks and uncertainties. Actual results could differ materially from those projected or suggested in the forward-looking comments. The difference could be caused by a number of factors, including, but not limited to the factors and conditions which are described in the Company's other SEC filings, including the Form 10-KSB for the year ended April 30, 2000 and Form 10-QSB filed for the quarter ended July 31, 2000. The reader is cautioned that the Company does not have a policy of updating or revising forward-looking statements and thus he or she should not assume that silence by management of the Company over time means that actual events are bearing out as estimated in such forward-looking statements.



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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: November 1, 2000
                                          AIRPORT SYSTEMS INTERNATIONAL, INC.


                                          By:   /s/  THOMAS C. CARGIN
                                          Thomas C. Cargin, Vice President of
                                          Finance and Administration,
                                          Secretary and Principal Accounting
                                          Officer





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





                                  EXHIBIT INDEX

      Exhibit

          No.           Description
      ------------      -------------------------------------------------------

      99.1        Press Release dated November 1, 2000



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